UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 3, 2010
NEWPORT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-01649 (Commission File Number)	94-0849175 (IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California (Address of principal executive offices)	92606 (Zip Code)
(949) 863-3144
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 3, 2010, Newport Corporation (the “Registrant”) announced its financial results for its fourth quarter and full fiscal year ended January 2, 2010. The press release issued by the Registrant in connection with the announcement is attached to this report as Exhibit 99.1.
This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.
Use of Non-GAAP Financial Measures
In the press release attached to this report as Exhibit 99.1, the Registrant has supplemented certain of its financial measures prepared in accordance with accounting principles generally accepted in the United States (GAAP) with non-GAAP financial measures. These non-GAAP financial measures and the reasons for their inclusion are described below. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Registrant’s financial measures prepared in accordance with GAAP.
The Registrant has provided non-GAAP measures of net income (loss), net income (loss) per diluted share, and selling, general and administrative (SG&A) expenses for the three months and full years ended January 2, 2010 and January 3, 2009, which have been adjusted to exclude a number of items that management considers to be outside of the Registrant’s core operating results. A table detailing the items excluded from the non-GAAP measures and reconciling such non-GAAP results with the Registrant’s GAAP results is included following the statements of operations that are a part of the press release. These non-GAAP results have been provided with the intent of providing both management and investors with a more complete understanding of the Registrant’s underlying operational results and performance trends and a more meaningful basis for comparison of such results with the Registrant’s historical and expected financial results. In addition, these adjusted non-GAAP measures are among the primary indicators that management uses as a basis for its planning and forecasting and may also be used by management for other purposes including its evaluation of performance to determine the achievement of goals under the Registrant’s incentive plans.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 3, 2010 (furnished pursuant to Item 2.02 and not deemed filed).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2010	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 3, 2010 (furnished pursuant to Item 2.02 and not deemed filed).